EXHIBIT 32-1

                  CERTIFICATION PURSUANT TO
                   18 U.S.C. SECTION1350,
                   AS ADOPTED PURSUANT TO
        SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Hesperia Holding, Inc. (the "Company") on Form 10-QSB/A for the period ended March 31, 2003, as filed with the Securities and Exchange
Commission on the date hereof (the "Report"), I, Mark Presgraves, Chief Financial Officer and Secretary/Treasurer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     (1)  The Report fully complies with the requirements of
          Section  13(a) or 15(d) of the Securities Exchange
          Act of 1934; and

     (2)  The  information  contained in the  Report  fairly
          presents,  in all material respects, the financial
          condition  and  results  of  operations   of   the
          Company.




                              Mark Presgraves
                              Chief Financial Officer
                              and Secretary/Treasurer
                              August 27, 2003